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                                                                   EXHIBIT 10.21


                             NATIONAL BEVERAGE CORP.
                     KEY EMPLOYEE EQUITY PARTNERSHIP PROGRAM

SECTION 1.  PURPOSE; DEFINITIONS.

         (a) Purpose. The purpose of the Program is to enable the Corporation to attract, retain and reward officers, directors and key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, to encourage such individuals to acquire and retain ownership of the Corporation's Common Stock, and to strengthen the mutuality of interests between such individuals and the Corporation's shareholders, by offering such officers, directors, key employees and consultants Options to purchase shares of Common Stock of the Corporation on the terms set forth herein. The creation of the Program shall not diminish or prejudice other compensation programs approved from time to time by the Board.

         (b) Definitions. For purposes of the Program, the following terms are defined as set forth below:

                  (i) "Affiliate" means any entity other than the Corporation and its Subsidiaries designated by the Board as a participating employer under the Program, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

                  (ii) "Board" means the Board of Directors of the Corporation.

                  (iii)  "Capital Transaction" has the meaning provided in
         Section 3(b) of the Program.

                  (iv) "Cause" has the meaning provided in Section 5(b)(ix) of the Program.

                  (v)    "Change of Control" has the meaning set forth in
         Section 3(c) of the Program.

                  (vi) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.






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                  (vii)   "Commission" means the Securities and Exchange
         Commission.

                  (viii) "Committee" means the Committee referred to in Section 2 of the Program.

                  (ix) "Common Stock" means the Corporation's Common Stock, par value of $0.01 per share.

                  (x) "Consultant" shall include any employee or director of Corporate Management Advisers, Inc. ("CMA"). For purposes of the Program, so long as CMA is providing management services to the Corporation, service with CMA will be deemed to be a consulting arrangement with the Corporation.

                  (xi) "Corporation" means National Beverage Corp., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  (xii) "Disability" means disability as reasonably determined by the Committee.

                  (xiii) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  (xiv) "Fair Market Value" means the reported closing price of shares of the Common Stock on the American Stock Exchange on the relevant date or, if no shares of Common Stock are traded on that date, the reported closing price on the next preceding date on which shares were traded. In the event that trading in the shares of Common Stock is no longer reported on the American Stock Exchange, Fair Market Value shall be determined by such other method as the Committee in good faith deems appropriate without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (xv) "Legend" has the meaning set forth in Section 6 of the Program.

                  (xvi) "Nonemployee Director" has the meaning set forth in Rule 16b-3(b)(3)(i) as promulgated under the Exchange Act, or any successor definition adopted by the Commission.




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                  (xvii)  "Option" means any option to purchase shares of Common
         Stock granted pursuant to Section 5 below.

                  (xviii) "Owned Shares" has the meaning provided in Section 5(b)(i) of the Program.

                  (xix) "Program" means this National Beverage Corp. Key Employee Equity Partnership Program, as amended from time to time in accordance herewith.

                  (xx) "Purchase Price" has the meaning set forth in Section 5(b)(ii) of the Program.

                  (xxi) "Retirement" for purposes of this Program means (i) retirement from active employment or other service (including service as a Consultant) with the Corporation and any Subsidiary or Affiliate on or after age 65 or (ii) retirement from active employment or other service (including service as a Consultant) with the Corporation and any Subsidiary or Affiliate prior to age 65 with the express consent of the Corporation at or before the time of such retirement.

                  (xxii) "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.   ADMINISTRATION.

         (a) The Committee. The Program shall be administered by a Committee of not less than two (2) Nonemployee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Program may be exercised by an existing Committee of the Board composed exclusively of Nonemployee Directors. The initial Committee shall be the Compensation and Stock Option Committee of the Board.

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         (b) Authority of the Committee. The Committee shall have authority to grant Options, pursuant to the terms of the Program, to officers, directors, key employees and Consultants eligible under Section 4 hereof.

         In particular, the Committee shall have the authority, consistent with the terms of the Program:

                  (i) to select the officers, directors and key employees of and Consultants to the Corporation and its Subsidiaries and Affiliates to whom Options may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Options are to be granted hereunder to one or more eligible persons;

                  (iii) to determine the terms and conditions, not inconsistent with the terms of the Program, of any award granted hereunder (including, but not limited to, any restriction or limitation, or any vesting, acceleration of vesting or waiver of forfeiture restrictions regarding any Option or other award or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion) and to amend or waive any such terms and conditions to the extent permitted by Section 7 hereof;

                  (iv) to determine any conditions and restrictions on the holding of Owned Shares and the terms and circumstances under which such shares may be released to the optionee;

                  (v) to determine whether, to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Program may be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

                  (vi) to determine whether to require payment of any withholding requirements in shares of Common Stock.


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         The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Program as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Program and any award issued under the Program (and any agreements relating thereto); and to otherwise supervise the administration of the Program.

         All decisions made by the Committee pursuant to the provisions of the Program shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Program participants.

SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PROGRAM.

         (a) Shares of Common Stock Reserved Under Program. The aggregate number of shares of Common Stock reserved and available for distribution under the Program shall be 50,000 shares. Such shares of Common Stock may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Committee may at any time grant Options (i) to any officer, director, key employee or Consultant having at the time of grant of the Options at least three years of service with or to the Corporation or any of its Subsidiaries or Affiliates, provided that the number of Options then granted to such person, when aggregated with the number of Options granted to such person under the Program during the preceding two year period, may not exceed 3,000 Options, and
(ii) to any officer, director, key employee or Consultant having at the time of grant of the Options at least 18 months but less than three years of services with or to the Corporation or any of its Subsidiaries or Affiliates provided that the number of Options then granted to such person, when aggregated with the number of Options granted to such person under the Program during the preceding two year period, may not exceed 2,000 Options. If any Option expires or is forfeited without exercise, such shares shall again be available for distribution in connection with future awards under the Program.

         (b) Adjustment in Certain Events. In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split, or other change in corporate structure affecting the Common Stock (a "Capital Transaction"), the Committee shall substitute or adjust (i) the aggregate number of shares reserved and available for issuance under the Program, (ii) the maximum number of Options which may be granted to any eligible person under the Program, and (iii) the number and price (if applicable) of shares subject




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to outstanding Options granted under the Program, so as to provide each holder of an award under this Program with the same rights on exercise or distribution of the benefits of such award that such holder would have received if such holder had exercised or received a distribution of the benefits of such award immediately prior to the occurrence of such Capital Transaction; provided, however, that the number of shares subject to any award shall always be a whole number. In the event of any dispute as to any substitution or adjustment made under this Section 3(b), the decision of the Committee shall be final and binding on all persons, including the Corporation and Program participants.

         (c) Change in Control. Notwithstanding anything in this Program to the contrary, any Options granted hereunder and then outstanding shall become immediately exercisable in full at the then applicable exercise price if any of the following events (each of which shall be deemed a "Change in Control") shall occur:

                  (i) any "person" within the meaning of Section 14(d) of the Exchange Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 50% of the issued and outstanding shares of Common Stock (provided, however, that this provision shall not apply to any person who on the date of adoption of the Program is the "beneficial owner" as defined in Rule 13d-3 of the Exchange Act of more than 50% of the issued and outstanding shares of Common Stock);

                  (ii) any "person" acquires by proxy or otherwise the right to vote more than 50% of the issued and outstanding shares of Common Stock for the election of directors (provided, however, that this provision shall not apply to (1) any person who on the date of the adoption of the Program has the right by proxy or otherwise to vote more than 50% of the issued and outstanding shares of Common Stock, or (2) the Incumbent Board (as defined herein) or any person designated by the Incumbent Board);

                  (iii) during any two-year period, individuals who constitute the Board (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director during such period who is appointed by the Incumbent Board or whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three quarters of the



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         Incumbent Board (either by specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for Director without objection to such nomination) shall be, for purposes of this clause (iii), considered as though such person were a member of the Incumbent Board;

                  (iv) the consummation of a sale of all or substantially all of the assets of the Corporation; or

                  (v) the consummation of any merger, consolidation, reorganization or other change in corporate structure in which the Corporation is not the surviving entity or as a result of which there shall occur a "Change in Control" under subparagraph (i), (ii) or (iii) above.

         Notwithstanding the foregoing, a Change of Control shall not occur if the event causing the Change of Control is a repurchase by the Corporation of its own shares (although subsequent acquisitions of shares of Common Stock by any "person" owning more than the percentage interest set forth above shall constitute a Change in Control).

SECTION 4.  ELIGIBILITY.

         Officers, directors and key employees of and Consultants to the Corporation and its Subsidiaries and Affiliates who have served with the Corporation or any of its Subsidiaries or Affiliates for at least 18 months and are responsible for or contribute to the management, growth or profitability of the business of the Corporation and its Subsidiaries and Affiliates as determined by the Committee are eligible to be granted awards under the Program.

SECTION 5.  OPTIONS.

         (a) Administration. The Committee shall have the authority to grant Options on the terms and conditions set forth in Section 5(b) below. Any Option granted under the Program shall be in such form as the Committee may from time to time approve.

         (b) Terms and Conditions. Options granted under the Program shall be subject to the following terms and conditions and shall contain such additional




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terms and conditions, not inconsistent with the terms of the Program, as the
Committee shall deem desirable.

                  (i) Grant of Option. The Committee may, in its discretion (but is not required to) grant Options to any person eligible to participate in the Program if such person (A) acquires at least 500 shares of Common Stock of the Corporation pursuant to an open market transaction at any time after January 1, 1996 and continues to hold such shares on the date on which the Options relating thereto are granted, and (B) except as otherwise determined by the Committee, submits the stock certificates representing such shares (the "Owned Shares") to the Corporation or its transfer agent and agrees to the imposition thereon of the Legend pursuant to Section 6 of this Program. Notwithstanding anything else to the contrary set forth in this Program, the Committee may not grant to any person Options to acquire shares of Common Stock which exceed 50% of the number of Owned Shares delivered to the Company by such person. As a condition to the grant of the Option, the grantee must deliver to the Corporation such evidence as the Committee shall deem appropriate of the date on which the Owned Shares were purchased and the price at which such shares were purchased.

                  (ii) Exercise Price. The initial exercise price per share of Common Stock purchasable under an Option shall be 60% of the Purchase Price of the Owned Shares. On the date that is eighteen months after the grant of the Option, the exercise price will be reduced to 45% of the Purchase Price of the Owned Shares. On the date that is thirty-six months after grant of the Option, the exercise price will be reduced to 30% of the Purchase Price of the Owned Shares. On the date that is fifty-four months after the grant of the Option, the exercise price will be reduced to 15% of the Purchase Price of the Owned Shares. On the date that is seventy-two months after the grant of the Option, the exercise price will be the par value of the Shares of Common Stock underlying such Option, and at no time will the exercise price be permitted to fall below the par value of such shares. For purposes of this Program, the term "Purchase Price" means the purchase price paid by the Program participant for the Owned Shares in the open market transaction in which such shares were purchased; provided that the Purchase Price for any Owned Shares acquired prior to March 14, 1997 shall be fixed at the closing price on the American Stock Exchange of Common Stock on March 14, 1997.




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                  (iii) Option Term.  The term of each Option shall be fixed by the Committee, but no Option will be exercisable more than ten years after the date of grant.

                  (iv) Exercisability. Unless otherwise determined by the Committee, no Option shall be exercisable until the third anniversary of the date of grant. On or after the third anniversary of the date of grant, the Option will be exercisable for a total of 40% of the shares of Common Stock underlying the Option. On and after the sixth anniversary of the date of grant, the Option will be exercisable with respect to all of the shares of the Common Stock underlying the Option.

                  (v) Method of Exercise. Subject to the installment exercise restrictions under Section 5 (b) (iv) hereof, Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by (1) evidence of the continued uninterrupted ownership of the Owned Shares, and (2) payment in full of the exercise price, either by check or a note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee (based in each case, on the Fair Market Value of the Common Stock on the date the Option is exercised). No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 9(a) hereof.

                  (vi) Termination by Death. If an optionee's employment by or other service with the Corporation and any Subsidiaries or Affiliates terminates by reason of death, any Option held by such optionee may thereafter be exercised, to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years (or such



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         shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is the shorter.

                  (vii) Termination by Reason of Disability. If an optionee's employment by or other service with the Corporation and any Subsidiaries or Affiliates terminates by reason of Disability, any Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Option, whichever period is the shorter; provided, however, that, if the optionee dies within the period specified above (or such other period as the Committee shall specify at grant), any unexercised Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death (or on such accelerated basis as may be determined by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee for the balance of such three year period or until the expiration of the stated term of such Option, whichever period is the shorter.

                  (viii) Termination by Reason of Retirement. If an optionee's employment by the Corporation and any Subsidiaries or Affiliates terminates by reason of Retirement, any Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or such after grant (or as may be determined in accordance with procedures established by the Committee), for a period of six months (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is the shorter; provided, however, that, if the optionee dies within the period specified above (or such shorter period as the Committee may specify at grant), any unexercised Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death (or on such accelerated basis as may be determined by the Committee) by the legal representative of the estate or by



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         the legatee of the optionee under the will of the optionee for the balance of such six month period or until the expiration of the stated term of such Option.

                  (ix) Resignation or Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, (a) if an optionee's employment by the Corporation and any Subsidiaries or Affiliates is involuntarily terminated other than for Cause (as defined below) or if the employee voluntarily resigns, in each case, for any reason other than death, Disability or Retirement, the Option shall thereupon terminate, except that such Option may be exercised, to the extent otherwise then exercisable, or on such accelerated basis as the Committee may determine on or after grant, for the lesser of three months from the date of termination or the balance of such Option's term, and (b) if an optionee's employment by the Corporation and any Subsidiaries or Affiliates is involuntarily terminated for Cause, the Option shall thereupon terminate and may not thereafter be exercised. For purposes of this Program, "Cause" means (A) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or
         (B) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate.

                  (x) Forfeiture on Transfer of Owned Shares. Unless otherwise determined by the Committee, an Option will terminate automatically upon any transfer of the Owned Shares to which such Options relate other than a transfer upon the death of the optionee to the optionee's estate or legatee of the optionee under the will of the optionee.

SECTION 6.  PLACEMENT AND REMOVAL OF LEGEND ON OWNED SHARES.

         Except as otherwise may be determined by the Committee, prior to receipt of any Option to be granted to an optionee under this Program, the optionee shall submit to the Corporation or its transfer agent the stock certificate(s) representing the Owned Shares, and thereby agree to the inscription thereon of the following legend (the "LEGEND"):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE NATIONAL




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                  BEVERAGE CORP. KEY EMPLOYEE EQUITY PARTNERSHIP PROGRAM
                  AND MAY NOT BE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION.

The Legend shall remain on the stock certificate representing the Owned Shares until the exercise, forfeiture or expiration of the Option relating thereto. If an Option is exercised with regard to which the Owned Shares relate, the optionee shall submit the share certificate(s) representing such Owned Shares to the Corporation or its transfer agent and the Corporation or transfer agent shall issue a new share certificate representing such shares which does not bear the Legend. If an Option is exercised with respect to which a portion of the Owned Shares relate, the optionee shall submit the share certificate(s) which includes the Owned Shares to the Corporation or its transfer agent and the Corporation or transfer agent shall issue (a) a share certificate representing a proportionate number of Owned Shares to which such Option relates which does not bear the Legend, and (b) a share certificate representing a proportionate number of Owned Shares which relate to unexercised Options which bears the Legend. Upon expiration or forfeiture of Options to which the Owned Shares relate, the optionee may submit the share certificate representing the Owned Shares to the Corporation or its transfer agent and the Corporation or transfer agent shall issue a share certificate representing such Owned Shares which does not bear the Legend.

         While the stock certificates representing the Owned Shares bear the Legend, the optionee shall not have the right to transfer the Owned Shares (other than upon exercise, expiration or forfeiture of an Option to which such Owned Shares relate). If an optionee wishes to transfer the Owned Shares, the optionee shall submit the stock certificate(s) representing the Owned Shares to the Company or its transfer agent and request that the Legend be removed therefrom, and the Company or transfer agent will issue a new stock certificate representing such Owned Shares and the Option to which the Owned Shares relate will, except as otherwise determined by the Committee, be automatically forfeited.

SECTION 7.  AMENDMENTS AND TERMINATION.

         The Board may amend, alter or discontinue the Program, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under an Option theretofore granted, without the optionee's or participant's




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consent. The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Section 3(b) above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Options for previously granted Options (on a one for one or other basis). Subject to the above provisions, the Board shall have broad authority to amend the Program to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 8.  UNFUNDED STATUS OF PROGRAM.

         The Program is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Program to deliver shares of Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Program.

SECTION 9.  GENERAL PROVISIONS.

         (a) Securities Law Restrictions. The Committee may require each person purchasing shares of Common Stock pursuant to an Option or other award under the Program to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares for investment, without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Program shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.




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         (b) Other Compensation Arrangements. Nothing contained in this Program shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required and such arrangement may be either generally applicable or applicable only in specific cases.

         (c) No Right to Continued Employment. The adoption of the Program shall not confer upon any employee of or consultant to the Corporation or any Subsidiary or Affiliate any right to continued employment or a continued consulting arrangement with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment or consulting arrangement of any of its employees or consultants at any time.

         (d) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Program, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Withholding obligations may be settled with shares of Common Stock, including shares of Common Stock that are a part of the award that gives rise to the withholding requirement (based on the Fair Market Value of the Common Stock on the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes). The obligations of the Corporation under the Program shall be conditional on such payment or arrangements for payment and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) Restrictions on Transfer. Unless otherwise provided in the applicable award agreement, no Option issued under this Program is transferable by the participant other than by will or the laws of decent and distribution. The designation of a beneficiary will not constitute a transfer.

         (f) Governing Law. The Program and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.




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         (g) Buy-out Provisions. The Committee may at any time offer to buy out for a payment in cash or shares of Common Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

         (h) Award Provisions May Differ. The provisions of awards need not be the same with respect to each recipient.

         (i) Liability and Indemnification of Board and Committee Members. The members of the Committee and the Board shall not be liable to any employee, consultant or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification that they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Program or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

         (j) Notices. Any notice, request, demand or other communication related to the Program shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid, return receipt requested) or by guaranteed overnight delivery (i) if to the Corporation, to it at One North University Drive, Fort Lauderdale, Florida 33324, Attention: General Counsel, or if the Corporation should move its principal office, to such principal office, and (ii) if to any officer, director or key employee of or Consultant to the Corporation granted Options hereunder, to him or her at the last permanent address shown on the Corporation's records.





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SECTION 10.  EFFECTIVE DATE OF PROGRAM.

         The Program shall be effective on and after March 14, 1997, the date of its adoption by the Board.

SECTION 11.  TERM OF PROGRAM.

         No Option shall be granted pursuant to the Program on or after the tenth anniversary of the date of adoption of the Program by the Board, but awards granted prior to such tenth anniversary may be extended beyond that date.




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